Restricted Cash	12 Months Ended
Mar. 31, 2012
Cash and Cash Equivalents/Restricted Cash [Abstract]
Restricted Cash

4.  Restricted Cash

Included in restricted cash and cash equivalents is US$5.2 million and US$5.3 million related to an insurance policy at 31 March 2012 and 2011, respectively, which restricts the cash from use for general corporate purposes.

Also included in restricted cash and cash equivalents at 31 March 2012 is US$138.7 million related to the Company’s early contribution to AICF as a result of the favourable outcome of RCI Pty Ltd’s (“RCI”) appeal of the Australian Taxation Office (“ATO”) 1999 disputed amended tax assessment. This amount was contributed to AICF on 2 April 2012.